EXHIBIT 99.1

                                        RE:
       N E W S   B U L L E T I N            EMPIRE FINANCIAL HOLDING COMPANY
                 FROM:                          2170 West State Road 434
                                                       Suite 100
           F I N A N C I A L                       Longwood, FL 32779
            RELATIONS BOARD                            AMEX: EFH
                                        ________________________________________
                                                FOR FURTHER INFORMATION:

 AT THE COMPANY:                           AT FINANCIAL RELATIONS BOARD:
 Donald A. Wojnowski Jr.                   Lasse Glassen
 President                                 General Information
 (407) 774-1300                            (310) 854-8313
 investorrelations@empirenow.com           lglassen@financialrelationsboard.com
________________________________________________________________________________

FOR IMMEDIATE RELEASE
FEBRUARY 9, 2005

           EMPIRE FINANCIAL ANNOUNCES REQUIRED INCREASE IN NET CAPITAL

LONGWOOD, FLA., FEBRUARY 9, 2005 -- EMPIRE FINANCIAL HOLDING COMPANY (AMEX:
EFH), a financial brokerage services firm serving retail and institutional clients, today announced that its wholly-owned subsidiary, Empire Financial Group, Inc., increased its net capital in order to comply with regulatory requirements. The National Association of Securities Dealers, Inc. ("NASD") conducted a field examination on February 2 and 3, 2005 of Empire Financial Group. As a result of this examination, the Company concluded on February 4, 2005 that due to the rapid growth in Empire Financial Group's market making business and order execution activities that Empire Financial Group needed to obtain additional net capital in order to comply with applicable regulations. On February 7, 2005, the Company caused Empire Financial Group to voluntarily cease its business activities and has been fully cooperating with the NASD with respect to these matters.

The Company has now obtained the required capital from various institutional investors and vendors, as well as from certain of its key employees and stockholders. The proceeds from these sources resulted in Empire Finance Group increasing its net capital to the required levels. The Company expects that Empire Financial Group will resume full services for its clients and customers shortly.

President Donald A. Wojnowski Jr. stated, "We regret any inconvenience that that this situation may have caused our customers and investors and appreciate their patience. We believe that we have taken the required steps to bring Empire Financial Group back into compliance with the applicable net capital requirements."

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ABOUT EMPIRE FINANCIAL HOLDING COMPANY

Empire Financial Holding Company, through its wholly owned subsidiary, Empire Financial Group, Inc., provides full-service retail brokerage services through its network of independently owned and operated offices and discount retail securities brokerage via both the telephone and the Internet. Through its market-making and trading division, the Company offers securities order execution services for unaffiliated broker dealers and makes markets in domestic and international securities. Empire Financial also provides turn-key fee based investment advisory and registered investment advisor custodial services through its wholly owned subsidiary, Empire Investment Advisors, Inc.

FORWARD-LOOKING STATEMENT DISCLAIMER

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, without limitation, the ability of the Company to continue as a going concern, fluctuations in the volume of transactional services provided by the Company, competition with respect to financial services commission rates, the effect of general economic and market conditions, factors affecting the securities brokerage industry as well as other risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.

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